BLACK HILLS CORPORATION TO EXPLORE STRATEGIC OPTIONS

FOR CERTAIN OF ITS INDEPENDENT POWER PRODUCTION ASSETS

RAPID CITY, SD —October 11, 2007—Black Hills Corporation (NYSE: BKH) today announced that its Board of Directors has approved a strategic review, including potential divestiture, of certain independent power production (IPP) plants located throughout the western United States.

David R. Emery, Chairman, President and CEO of Black Hills Corporation, said, “We have initiated a thorough economic evaluation of our current IPP asset base. Given prevailing favorable market conditions in the IPP sector of the energy industry, it is prudent to assess our strategic alternatives. We have great assets in geographic locations with strong population and customer load growth. To the credit of our employees, our power generation fleet has achieved solid operational performance over the years. We are very proud of our IPP business and its contribution to our legacy of providing economical and reliable energy supply to our customers.”

Black Hills Corporation has retained Credit Suisse Securities (USA), LLC, as financial advisor to assist the Company in its evaluation of the strategic options.

ABOUT BLACK HILLS CORPORATION

Black Hills Corporation is an integrated energy company. Our retail businesses are Black Hills Power, an electric utility serving western South Dakota, northeastern Wyoming and southeastern Montana; and Cheyenne Light, Fuel & Power, an electric and gas distribution utility serving the Cheyenne, Wyoming vicinity. Black Hills Energy, the wholesale energy business unit, generates electricity, produces natural gas, oil and coal, and markets energy. More information is available at our Internet website: www.blackhillscorp.com.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This news release includes “forward-looking statements” as defined by the Securities and Exchange Commission, or SEC. We make these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. These forward-looking statements are based on assumptions which we believe are reasonable based on current expectations and projections about future events and industry conditions and trends affecting our business. However, whether actual results and developments will conform to our expectations and predictions is subject to a number of risks and uncertainties that, among other things, could cause actual results to differ materially from those contained in the forward-looking statements, including the risk factors described in Item 1A of Part I of our 2006 Annual Report on Form 10-K filed with the SEC, and the following:

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BLACK HILLS CORPORATION TO EXPLORE STRATEGIC OPTIONS

FOR ITS INDEPENDENT POWER PRODUCTION ASSETS	October 11, 2007

•	Our ability to complete acquisitions for which definitive agreements have been executed;
•	Our ability to obtain regulatory approval of acquisitions which, even if approved, could impose financial and operating conditions or restrictions that could impact our expected results;
•	Our ability to successfully integrate and profitably operate any future acquisitions;
•

Our ability to obtain adequate cost recovery for our retail utility operations through regulatory proceedings and receive favorable rulings in periodic applications to recover costs for fuel and purchased power in our regulated utilities;

•	Our ability to execute the outcome of our strategic review of our independent power assets;
•	The amount and timing of capital deployment in new investment opportunities or for the repurchase of debt or stock;
•	Our ability to successfully maintain or improve our corporate credit rating;
•	Changes in business and financial reporting practices arising from the enactment of the Energy Policy Act of 2005;
•

The timing, volatility and extent of changes in energy-related and commodity prices, interest rates, energy and commodity supply or volume, the cost and availability of transportation of commodities, and demand for our services, all of which can affect our earnings, liquidity position and the underlying value of our assets;

•	Changes in or compliance with laws and regulations, particularly those relating to taxation, safety and protection of the environment;
•	Industry and market changes, including the impact of consolidations and changes in competition;
•	Capital market conditions and market uncertainties related to interest rates, which may affect our decision on strategic options, including our ability to raise capital on favorable terms;
•	Other factors discussed from time to time in our other filings with the SEC.

New factors that could cause actual results to differ materially from those described in forward-looking statements emerge from time to time, and it is not possible for us to predict all such factors, or the extent to which any such factor or combination of factors may cause actual results to differ from those contained in any forward-looking statement. We assume no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise.

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